FORM 8-K

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 3, 1999


                                  HOME BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Indiana                          0-22376             35-1906765
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)

    132 East Berry Street, P.O. Box 989
    Fort Wayne, Indiana                                         46801-0989
 ---------------------------------------                        ----------
 (Address of principal executive offices)                       (Zip Code)


                                 (219) 422-3502
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   Other Events.

          Attached Press Release Relative to Home Loan Bank Expanding with Mini Branch Acqusition.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           HOME BANCORP
                                                        ------------------
                                                           (Registrant)


                                                    /s/ W. Paul Wolf
Date:   May 5, 1999                                     ------------
                                                        W. Paul Wolf
                                                        Chairman, President, CEO

                                  NEWS RELEASE

Home Bancorp                               Date       May 3, 1999
132 EAST BERRY STREET -  P.O. BOX 989      Contact    W. Paul Wolf
FORT WAYNE, INDIANA 46801-0989
PHONE:  (219) 422-3502
FAX:  (219) 426-7027

                             Home Loan Bank Expands
                          With Mini Branch Acquisition

FORT WAYNE, Indiana, - - May 3, 1999 - - Home Bancorp (Nasdaq: HBFW) parent company of Home Loan Bank, Fort Wayne, Indiana announced that Home Loan Bank has acquired the Norwest Bank mini branch at 334 North Second Street in Decatur. The real estate transaction was consummated Friday, April 30, 1999, for an undisclosed amount. The acquisition did not include any of the deposits of the mini branch, rather only the building, drive-thru banking facilities and land.

Home Loan Bank established their original downtown Decatur banking office on the Court House Square in October 1973. The daily volume of banking transactions is greater than the current 101 North Second Street site is able to financially provide and to efficiently process.

The Decatur North will represent the tenth (10th) banking office of Home Loan Bank and will have a six-month restriction period, as stipulated by the prior owner selling requirement, before opening for banking purposes on this site.

The Home Loan Bank Decatur North mini branch tentative opening date is November 1, 1999, which is subject to regulatory approval.

W. Paul Wolf, Chairman, President and Chief Executive Officer, stated, "The size of the lot is adequate for future expansion of the mini office into a larger updated full service facility. The community has overwhelmingly accepted our 25 1/2-year downtown presence. Now the mini branch site will enhance the downtown Decatur preservation value. Adams County citizens have favorably accepted our Decatur banking products under the leadership of Gladys `Jo' Thomas (Vice President of Decatur Operations), Denise Johnson (Assistant Office Manager), Penny Parrish (Loan Officer) and the other staff members."

"This uniquely designed drive-thru banking facility will fill the void of auto-banking which has long been demanded by our customers," advised Vice President Thomas.

Loan Officer Parrish stated, "Another important role in the Adams County mortgage finance marketplace is offering consumers the ability to achieve the American dream of owning their own home."


                       Holding Company for Home Loan Bank